                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 2, 2000

                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      0-23317                                             06-1411336
(Commission File No.)                          (IRS Employer Identification No.)

                            708 QUINCE ORCHARD DRIVE
                          GAITHERSBURG, MARYLAND 20878
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (301) 987-1700

       The Registrant's Current Report on Form 8-K dated April 11, 2000 is hereby amended by the addition of the information set forth below:

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)(2) New Independent Auditors.

       The Registrant has engaged Ernst & Young LLP as its independent auditors.

(a)(3) Letter from Former Independent Accountant.

       Arthur Andersen LLP has furnished the Registrant with a copy of a letter dated May 2, 2000 addressed to the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)    EXHIBITS.

              99.1 Letter dated May 2, 2000 from Arthur Andersen LLP to the Securities and Exchange Commission in response to the Registrant's Current Report on Form 8-K dated April 11, 2000.



                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENE LOGIC INC.

Dated:  May 3, 2000                       By: /s/ Philip L. Rohrer, Jr.
                                              -------------------------
                                                  Philip L. Rohrer, Jr.
                                                  Chief Financial Officer